February 20, 2002

Dear Strategic Variable Life® Policyowner:

This information below supplements the Massachusetts Mutual Life Insurance Company Strategic Variable Life® Prospectus dated May 1, 2001. Please place this supplement with your Prospectus, and retain it for future reference.

STRATEGIC VARIABLE LIFE®
Supplement dated February 20, 2002
to the prospectus dated May 1, 2001

The following two changes are being made to the above-listed prospectus:

1.	Effective February 12, 2002, Alliance Capital Management L.P. became a Co-Investment Sub-Adviser of the MML Equity Fund.

As a result of the change, in the MML Series Investment Fund ("MML Trust") section, the MML Equity Fund sub-adviser line has been revised as follows:

Sub-advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.

2.	Effective February 28, 2002, the MML Equity Index Fund (Class II) footnote wording in the "Fund Charges" table on page 9 is deleted and replaced with the following wording:

(2) MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through February 27, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2000 would be 0.24% and the total operating expenses would be 0.35%. Effective February 28, 2002, for Class II, MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.16% of the average daily net asset values of the Fund through April 30, 2004.